Exploration Properties Sale	12 Months Ended
Dec. 31, 2019
Acquisitiondate Fair Value Of Total Consideration Transferred [Abstract]
Exploration Properties Sale
7.	EXPLORATION PROPERTIES SALE

In connection with the acquisition of Rye Patch in 2018, the Company acquired certain exploration properties comprising the Lincoln Hill Project, Wilco Project, Gold Ridge Property and other nearby claims. These exploration properties were non-core assets of the Company intended for disposal following the acquisition of Rye Patch and accordingly were classified as assets held for sale on acquisition (note 6). On November 19, 2018, the Company sold these exploration and evaluation assets to Coeur Rochester, Inc., a wholly-owned subsidiary of Coeur Mining, Inc. (“Coeur”). The Company received total consideration of $19,000, payable in common shares of Coeur valued based on the volume-weighted average stock price for the five-trading day period ending on the third day preceding the closing. The value of shares received measured at their fair market value on November 19, 2018, was $18,782.

During the year ended December 31, 2018, the Company recorded a loss on disposal of $1,589, representing the total consideration less the book value of net assets sold and cost on disposal, represented as follows:

Fair value of proceeds
Cash received from disposal of Coeur common shares (1)	$17,815
Book value of net assets sold
Lincoln Hill Project, Wilco Project, Gold Ridge exploration and evaluation costs	(19,263)
Legal and other expenses	(141)
Loss on disposal	$(1,589)

(1)	During the year ended December 31, 2019, the Company incurred a loss on the sale of the Coeur shares of $nil (years ended December 31, 2018 and 2017 - $967 and $nil, respectively).